UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 24, 2018
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S. El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 887-6400

N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01    REGULATION FD

On May 29, 2018, Kennedy-Wilson Holdings, Inc. (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K, relating to the sale of a six-property multifamily portfolio totaling 2,199 units for a total sale price of $422 million. Prior to the sale, the Company held a 41.3% weighted average ownership in these six properties. The sale generated cash proceeds of $223 million for the Company, its commingled funds and equity partners, including net proceeds to the Company of approximately $104 million. The information in this Item 7.01 or in Exhibit 99.1 will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Section 11 or 12 of the Securities Act of 1933, as amended. Such information will not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 8.01    OTHER EVENTS.

On May 24, 2018, the Company and its equity partners, completed the previously announced sale of a six-property multifamily portfolio totaling 2,199 units for a total sale price of $422 million (the “Portfolio Transaction”). Including the Portfolio Transaction, subsequent to March 31, 2018, the Company and its equity partners sold $483 million of real estate investments in the Western U.S., United Kingdom and Ireland (together with the Portfolio Transaction, the “Transactions”). Prior to the sales, the Company held an average ownership interest of 50% in the properties that were a part of the Transactions and received approximately $134 million in net proceeds. These sales, in the aggregate, resulted in a pre-tax gain on sale of approximately $76 million to the Company.

In addition, subsequent to March 31, 2018, the Company and its equity partners acquired $162 million of real estate investments in the Western U.S. and Ireland. The Company has an average ownership interest of approximately 71% in these properties. The Company’s total equity investment in these transactions was approximately $46 million.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed herewith.

99.1	Press Release dated May 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: May 29, 2018